ARROW TACTICAL VOLATILITY ETF

TICKER: TBCS

A series of Arrow Investments Trust

Shares of the Fund are listed and traded on CBOE BZX Exchange

Supplement dated July 2, 2025 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) each dated December 12, 2022

Effective immediately, the Fund’s name is changed to “Arrow Valtoro ETF” and its ticker symbol is changed to “ORO”. Accordingly, each reference to “Arrow Tactical Volatility ETF” and “TBCS” in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with “Arrow Valtoro ETF” and “ORO”, respectively.

In addition, the Fund’s Prospectus, Summary Prospectus, and SAI are modified to include the following changes to the Fund’s principal investment strategies and associated risks:

The first paragraph under the “Fund Summary - Principal Investment Strategies of the Fund” and “Additional Information About Principal Investment Strategies and Risks- Principal Investment Strategies” headers of the Fund’s Prospectus, and the “Principal Investment Strategies of the Fund” header of the Fund’s Summary Prospectus is hereby deleted and replaced with the following language:

The Fund seeks to capture upside participation in Bitcoin futures while managing downside risk and volatility through tactical exposure to instruments linked to Bitcoin futures, gold futures, and cash equivalents. The Fund does not invest directly in Bitcoin or physical gold.

The first sentence of the second paragraph under the “Fund Summary - Principal Investment Strategies of the Fund” and “Additional Information About Principal Investment Strategies and Risks- Principal Investment Strategies” headers of the Fund’s Prospectus, and the “Principal Investment Strategies of the Fund” header of the Fund’s Summary Prospectus is hereby deleted and replaced with the following language:

The advisor uses quantitative research that follows the methods of the AI Tactical Bitcoin Index to determine the anticipated rise and fall of Bitcoin and Gold value.

The sixth paragraph under the “Fund Summary - Principal Investment Strategies of the Fund” and “Additional Information About Principal Investment Strategies and Risks- Principal Investment Strategies” headers of the Fund’s Prospectus, and the “Principal Investment Strategies of the Fund” header of the Fund’s Summary Prospectus is hereby deleted and replaced with the following language:

The Fund may obtain exposure to Bitcoin and gold futures directly through its Cayman Islands subsidiary or indirectly by investing in exchange-traded funds (“ETFs”) that qualify as regulated investment companies (“RICs”) and that seek to provide exposure to Bitcoin or gold exclusively through futures contracts. These ETF holdings are used as a complement or substitute for direct futures exposure when market conditions, including margin efficiency and liquidity, make them operationally preferable.

In particular, the Fund may allocate between 5% and 50% of its total assets to RIC-compliant Bitcoin futures ETFs (e.g., BITO, XBTF, BITX) during periods of elevated futures margin requirements. Gold exposure may be achieved through a combination of Cayman-held gold futures and RIC ETFs. Allocation to such ETFs will be monitored to ensure compliance with applicable diversification and issuer limitations under Subchapter M of the Internal Revenue Code.

The Fund may maintain an exposure of (1) between 0% and 95% of its net assets in instruments derived from Bitcoin futures, (2) between 0% and 85% of its net assets in instruments derived from Gold futures, and (3) between 0% and 100% of its net assets in cash and cash equivalents. These exposures are determined based on the advisor’s model-driven process and may shift significantly depending on prevailing market conditions and trend signals.

The following is added as a new last paragraph under the “Fund Summary - Principal Investment Strategies of the Fund” and “Additional Information About Principal Investment Strategies and Risks- Principal Investment Strategies” headers of the Fund’s Prospectus, and the “Principal Investment Strategies of the Fund” header of the Fund’s Summary Prospectus:

The name “Arrow Valtoro ETF” is a brand name selected by the Advisor. It does not refer to any specific industry, asset class, trading platform, service, investment strategy, or investment program. The term “Valtoro,” as used in the Fund’s name, is a proprietary designation created by the Advisor and has no affiliation with, and should not be confused with, any third-party entity that may use a similar name.

The “Tax Risk” paragraph under both the “Fund Summary - Principal Risks of Investing in the Fund” and “Additional Information About Principal Investment Strategies and Risks- Principal Investment Risks” headers of the Fund’s Prospectus, and the “Principal Risks of Investing in the Fund” header of the Fund’s Summary Prospectus is amended to add the following as the last sentence:

For purposes of satisfying diversification requirements under Subchapter M of the Internal Revenue Code, the Fund may “look through” to the underlying holdings of RIC ETFs in which it invests, provided the Fund does not control the ETF and the ETF qualifies as diversified. The Fund treats income from its Cayman subsidiary as Subpart F income.

Griffen Robinette also is added as a portfolio manager to replace Amit Gutt. Accordingly, all references to Mr. “Amit Gutt” are hereby deleted and replaced with Mr. “Griffen Robinette”. In addition, the Fund’s Prospectus, Summary Prospectus, and SAI are modified to include the following changes to the Fund management:

The information regarding Mr. Amit Gutt under both the “Additional Information About Principal Investment Strategies and Risks - Management of the Fund - Portfolio Managers” header of the Fund’s Prospectus and the “Management of the Fund - Portfolio Managers” header of the Fund’s Summary Prospectus is hereby deleted and replaced with the following information about Mr. Robinette:

Mr. Robinette joined Arrow Investment Advisors, LLC in May 2019 as an Investment Strategist. He is responsible for quantitative research, liquidity risk analysis, portfolio management, and trading across multiple asset classes. Mr. Robinette holds a B.S. in Finance from West Virginia University and is NFA Series 3 certified.

For additional information regarding these changes, shareholders of the Fund may call (877) 277-6933.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI each dated December 12, 2022 and should be read in conjunction with those documents. The Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting Fund’s website at www.ArrowFunds.com or by calling the Fund at (877) 277-6933.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE